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                                                            EXHIBIT 10.48





                          CONTINUING GUARANTY AGREEMENT

         This CONTINUING GUARANTY AGREEMENT (this "Guaranty") is made this 14th day of June, 2000, by SOLEMN ACQUISITION CORPORATION, a corporation organized under the laws of the State of Delaware ("Guarantor"), in favor of PNC BANK, NATIONAL ASSOCIATION, a national association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent"), for each of the lenders (the "Lenders;" collectively with Agent, the "Guaranteed Parties") now or hereafter parties to the Credit Agreement (as defined below).

                                    PREAMBLE:

         Agent and Lenders are parties with ELTRAX SYSTEMS, INC., a Minnesota corporation, ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation, ELTRAX ASP GROUP, LLC, a Georgia limited liability company, SQUIRREL SYSTEMS, INC., a Georgia corporation, SENERCOMM, INC., a Florida corporation, ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation, ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation, and ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation (each a "Borrower" and collectively "Borrowers"), to a Revolving Credit and Security Agreement dated March 14, 2000 (as at any time amended, the "Credit Agreement"), pursuant to which Lenders have agreed to make loans and other extensions of credit to or for the benefit of Debtors on the terms and subject to all of the conditions set forth in the Credit Agreement. Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

         A condition to any continued extension of any credit by the Guaranteed Parties to Borrowers under the terms of the Credit Agreement is the execution and delivery of this Guaranty by Guarantor. To induce the Guaranteed Parties to extend credit to Borrowers under the Credit Agreement in accordance with the terms thereof, Guarantor has agreed to execute and deliver this Guaranty.

         NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid and to induce the Guaranteed Parties to continue to make loans or otherwise extend credit to Borrowers from time to time as set forth in the Credit Agreement, and for other good and valuable consideration, Guarantor hereby unconditionally and absolutely guarantees to the Guaranteed Parties the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all of the Obligations of Borrowers or any other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, regardless of whether recovery upon any of such Obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise, is or becomes invalid or unenforceable for any other reason, or is unrecoverable in any Insolvency Proceeding of an Obligor (whether pursuant to 11 U.S.C. ss. 506 or otherwise).

         GUARANTOR DOES HEREBY WAIVE: notice of acceptance hereof; notice of the extension of credit from time to time by any Guaranteed Party to Borrowers and the creation, existence or acquisition of any Obligations; notice of the amount of Obligations from time to time, subject, however, to Guarantor's right to make inquiry of Agent to ascertain the amount of Obligations at any reasonable


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time; notice of any adverse change in any Borrower's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of any Default, Event of Default or acceleration and all other notices and demands to which Guarantor might otherwise be entitled; any defense that any Borrower may at any time assert based upon the invalidity or unenforceability of any of the Loan Documents, the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; and any right to contest the commercial reasonableness of the disposition of any or all Collateral. Guarantor further waives any right Guarantor may have, by statute or otherwise, to require any of the Guaranteed Parties to institute suit against any Borrower or Borrowers or any other Obligor after notice or demand from Guarantor or to seek recourse first against any Borrower or Borrowers or any other Obligor, or to realize upon any Collateral, as a condition to enforcing Guarantor's liability and obligations hereunder; any defense or claim that any Person purporting to bind any Borrower or Borrowers to the payment of any Obligations did not have actual or apparent authority to do so; and any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any Obligations of Borrowers with regard to Agent's enforcement of any Lien or other interest Agent, for the benefit of the Guaranteed Parties, may hold in any real or personal property of any Borrower or Borrowers. To the fullest extent permitted by Applicable Law, Guarantor hereby also expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent any Guaranteed Party from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of setoff) against Guarantor before or after the Guaranteed Parties' commencement or completion of any foreclosure action, whether by judicial action, by exercise of power of sale or otherwise or (ii) any other law which in any other manner would otherwise require any election of remedies by any Guaranteed Party. Except as otherwise prohibited by Applicable Law, Guarantor hereby waives any right that it may have to claim or recover in any litigation respecting this Guaranty any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Guarantor shall make all payments hereunder for the benefit of the Guaranteed Parties, free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, restrictions or conditions of any kind.

         If Borrowers fail to pay any Obligations on the due date thereof (whether due on demand, at stated maturity, upon acceleration or otherwise) or any other Event of Default under the Credit Agreement occurs or exists, then, whether or not any of the Obligations are then due and payable or the maturity thereof has been accelerated or demand for payment thereof from any Borrower or any other Obligor has been made, all of the Obligations shall, at the election of Agent, become immediately due and payable hereunder as to Guarantor and Agent shall be entitled to enforce the obligations of Guarantor hereunder for the benefit of the Guaranteed Parties. Guarantor agrees to pay all expenses incurred by the Guaranteed Parties in connection with enforcement of the Guaranteed Parties' right under the Guaranty, including court costs, collection charges and reasonable attorneys' fees.

         Agent shall have, for the benefit of the Guaranteed Parties, a Lien upon and right of setoff to any and all credits and any and all other property of Guarantor, now or at any time whatsoever with or in the possession of any of the Guaranteed Parties or anyone holding for any Guaranteed Party as security for any and all Obligations and the indebtedness and obligations of Guarantor hereunder.



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         Guarantor consents and agrees that, without notice to or by Guarantor and without impairing or otherwise affecting the liability or obligations of Guarantor hereunder, the Guaranteed Parties may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Obligations or increase the amount of the Obligations; refuse to enforce, or release all or any Person liable for payment of, any of the Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the Obligations or grant other indulgences to any Borrower in respect thereof; amend or modify in any manner, or terminate or release, any of the Loan Documents or any other agreements evidencing, securing or otherwise relating to the Obligations (other than this Guaranty); release, surrender, exchange, modify or impair any and all Collateral or other property at any time securing (directly or indirectly) any of the Obligations or on which the Guaranteed Parties at any time may have a Lien; extend the time of payment of any Collateral consisting of Accounts or other rights to the payment of money; refuse to enforce its rights, or make any comprise or settlement or agreement therefor, in respect of any such Collateral, deposits and property, or with any party to the Obligations, or with any other Person whatsoever; or release or substitute any Obligor.

         None of the Guaranteed Parties shall be under any obligation to marshal any assets in favor of Guarantor or against or in payment of any of the Obligations. If and to the extent any Guaranteed Party receives any payment on account of any of the Obligations (whether from any Borrower or any other Obligor or from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any Insolvency Proceeding or under any Applicable Law, then the part of the Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive any termination or revocation of this Guaranty.

         Any and all present and future debts and obligations of any Borrower to Guarantor are hereby postponed in favor of and subordinated to the full and final payment of the Obligations. [The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of the Guaranteed Parties or any affiliates of the Guaranteed Parties under any separate subordination agreement that the Guaranteed Parties or such affiliate may at any time or from time to time enter into with Guarantor.]

         Guarantor represents and warrants to the Guaranteed Parties that, as of the date of this Guaranty, the fair saleable value of Guarantor's assets exceeds its liabilities; Guarantor is meeting current liabilities as they mature; the financial statements of Guarantor furnished to the Guaranteed Parties have been prepared in accordance with the GAAP, except, in the case of interim statements, for the absence of footnotes and normal year-end adjustments, and fairly present the financial condition and results of operation as of the dates and for the periods covered; since the date of said financial statements there has been no material adverse change in the financial condition of Guarantor; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor and no federal or state tax liens have been filed or threatened against Guarantor; and Guarantor is not in default or claimed default under any agreement for borrowed money. Guarantor shall immediately give Agent written notice of any material adverse change in Guarantor's financial condition, including litigation commenced, tax liens filed, defaults claimed under its indebtedness for borrowed money or Insolvency Proceedings commenced by or against Guarantor. At such reasonable times as Agent requests, Guarantor shall furnish its current financial statements to the Guaranteed Parties and permit any Guaranteed Party or its representatives to inspect Guarantor's financial records and properties and make copies thereof or extracts therefrom in order to evaluate the financial condition of Guarantor, on reasonable notice, at reasonable times and during normal business hours.



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         This Guaranty is a primary, immediate and original obligation of
Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations and not of its collectibility only, is not contingent upon the exercise or enforcement by the Guaranteed Parties of whatever remedies the Guaranteed Parties may have against any Borrower or otherwise or the enforcement of any Lien or realization upon any Collateral and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Obligations or Loan Documents. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

         Agent, for and on behalf of the Guaranteed Parties, shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other Loan Document and against any Borrower and each other Obligor to the full extent provided for in any of the Loan Documents. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding against other parties, unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Guaranteed Parties against any Borrower or any other Obligor under any Loan Document shall serve to diminish the liability of Guarantor except to the extent the Guaranteed Parties realized payment by such action or proceeding.

         Guarantor is fully aware of the financial condition and business of Borrowers. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of any of the Guaranteed Parties with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning each Borrower's financial condition as Guarantor may deem material to Guarantor's obligations hereunder and Guarantor is not relying upon, nor expecting the Guaranteed Parties to furnish Guarantor any information in any Guaranteed Party's possession concerning, any Borrower's financial condition, operations or business prospects. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that one or more Borrowers will contract additional Obligations for which Guarantor may be liable hereunder after such Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

         The books and records of Agent, showing the amounts owed to Guaranteed Parties by Borrowers, shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrowers, to the extent to which no written objection is made within 30 days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and shall constitute an account stated between the Guaranteed Parties and Borrowers and shall be binding on Guarantor.



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         Guarantor agrees that this Guaranty shall continue in full force and effect until all of the Obligations have been fully paid and discharged (or, in the case of Obligations that are Contingent Obligations, cash collateralized to Agent's satisfaction) and the Credit Agreement has been terminated. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become unrecoverable from any Borrower by reason of any Insolvency Proceeding or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding upon Guarantor. If acceleration of the time for payment of any of the Obligations is stayed as the result of any Insolvency Proceeding or any other reason, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall be immediately due and payable by Guarantor.

         To the fullest extent permitted by Applicable Law, Guarantor hereby waives the right to revoke or terminate this Guaranty prior to payment in full of the Obligations and termination of the Credit Agreement; but, if the foregoing waiver shall be ineffective under Applicable Law, then Guarantor agrees that any revocation or termination of this Guaranty, to be effective, must be in a writing signed by Guarantor specifically referring to this Guaranty and actually received by an officer of Agent who is familiar with this Guaranty and Borrowers' account with the Guaranteed Parties. Any such termination or revocation shall not affect the right and power of Agent, for the benefit of Guaranteed Parties, to enforce the Obligations and other rights arising, incurred or contracted for prior to Agent's receipt of such written notice of termination or revocation and this Guaranty shall continue to be effective with respect to all such Obligations. If Guaranteed Parties make loans or other extensions of credit to or for the benefit of one or more Borrowers or take other action after the termination or revocation by Guarantor, but prior to Agent's receipt of notice of termination or revocation, then the rights of the Guaranteed Parties with respect thereto shall be the same as if such termination or revocation had not occurred.

         All rights, benefits and privileges herein and hereby conferred upon Agent shall vest in and be enforceable by Agent and its successors and assigns. This Guaranty shall be binding upon Guarantor and upon its successors and assigns.

         To the extent any performance of this Guaranty would violate any usury statute or other Applicable Law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of this paragraph shall control every other provision of this Guaranty.

         THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED ACCORDING TO THE INTERNAL LAWS OF THE STATE OF GEORGIA. AS PART OF THE CONSIDERATION FOR THE GUARANTEED PARTIES' CONTINUING TO GRANT CREDIT TO BORROWERS, GUARANTOR HEREBY AGREES THAT ALL ACTIONS, SUITS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY HEREUNDER MAY, AT THE OPTION OF AGENT, BE LITIGATED IN COURTS HAVING SITUS WITHIN THE STATE OF GEORGIA, AND GUARANTOR HEREBY EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SAID STATE, AND CONSENTS THAT ANY SERVICE OF PROCESS IN WHICH ACTION OR PROCEEDINGS MAY BE MADE BY PERSONAL SERVICE UPON GUARANTOR WHEREVER GUARANTOR MAY BE THEN LOCATED, OR BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT GUARANTOR'S LAST KNOWN ADDRESS.

         This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligations of Guarantor can be released or waived by any of the Guaranteed Parties, except by a writing signed by a duly authorized officer of Agent.



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         Until all of the Obligations have been paid in full and the Credit
Agreement has been terminated, Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or Applicable Law) against any Borrower or any other Person by reason of Guarantor's payment or other performance hereunder. Without limiting the generality of the foregoing, Guarantor hereby waives and renounces any and all legal or equitable rights or claims that Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that Guarantor shall have no recourse to any assets or property of any Borrower (including any Collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Obligations, whether any of such rights arise under contract, in equity or under Applicable Law, until all of the Obligations have been paid in full and the Credit Agreement has been terminated.

         As used herein, all references to "Guarantor" shall mean Guarantor and its successors and assigns (including any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to "Agent" shall mean Agent and its successors and assigns; all references to "Lenders" shall mean each of the Lenders and their respective successors and assigns; all references to "Guaranteed Parties" shall mean each of the Guaranteed Parties and their respective successors and assigns; all references to "Borrower" shall mean each Borrower and its successors and assigns (including any receiver, trustee or custodian for such Borrower or any of its assets or such Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to "including" shall mean "including, without limitation."

         This Guaranty is intended to take effect as a sealed instrument under the laws of the State of Georgia.

         GUARANTOR AND AGENT EACH HEREBY WAIVES THE RIGHT TO A JURY TRIAL IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, on the day and year first above written.


ATTEST:                            SOLEMN ACQUISITION CORPORATION
                                   ("Guarantor")



                                   By: /s/ Juliet M. Reising
                                      -----------------------------------------
Secretary                             Name: Juliet M. Reising
                                           ------------------------------------
                                      Title: CFO
                                            -----------------------------------
         [CORPORATE SEAL]




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                                   Accepted:


                                   PNC BANK, NATIONAL ASSOCIATION, as Agent
                                   ("Agent")



                                   By: /s/ Arthur V. Lippens
                                      ----------------------------------------
                                      Name: Arthur V. Lippens
                                           -----------------------------------
                                      Title: Vice President
                                            ----------------------------------